STATE UNIVERSITY OF NEW YORK

DEFINED CONTRIBUTION RETIREMENT PLANS

GROUP DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS

issued by

Voya Retirement Insurance and Annuity Company
and its
Variable Annuity Account C

Supplement Dated October 30, 2025 to the

Contract Prospectus and Updating Summary Prospectus,
each dated May 1, 2025, as amended

This supplement to the variable annuity account contract prospectus (“contract prospectus”) and updating summary prospectus, updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectus that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectus.

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NOTICE OF AND IMPORTANT INFORMATION

ABOUT THE ADDITION OF A NEW FUND

Effective September 15, 2025, the Fidelity® U.S. Bond Index Fund was added to the table labeled Funds Available for New Allocations: SUNY ORP Post (11/15/2021) Contracts of APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT, in the contract prospectus, and in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT, of the updating summary prospectus.

Effective October 10, 2025, the Fidelity® U.S. Bond Index Fund was added to the table labeled “Funds Available for New Allocations: SUNY ORP Legacy (Pre 11/15/2021) Contract and NYS VDC Legacy (Pre 11/15/2021) Contracts”, in the contract prospectus, and in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT, of the updating summary prospectus.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
			1 Year	5 Years	10 Years
Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index.	Fidelity® U.S. Bond Index Fund (Class A)[1] Investment Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited	0.02%	1.34%	-0.31%	1.33%

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.
[1]	This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
X.81216-25B	October 2025

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectus, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.81216-25B	October 2025